UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 5, 2011

BOLLENTE COMPANIES, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-54219	26-2137574
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Gainey Center II 8501 North Scottsdale Road, Suite 165 Scottsdale, Arizona	85253-2740
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (480)-275-7572

Copies of Communications to:
Stoecklein Law Group
Emerald Plaza
402 West Broadway
Suite 690
San Diego, CA 92101
(619) 704-1310
Fax (619) 704-0556

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On May 5, 2011, the Registrant entered into an Addendum No. 1 (“Addendum”) to the Acquisition Agreement and Plan of Merger dated March 9, 2011 (“Original Agreement”) by and among Woodmans Lumber and Millworks Peru (“WOODMANS”), a Nevada corporation and wholly-owned subsidiary of the Registrant, and Bollente, Inc. (“BOLLENTE”), a Nevada corporation.  Pursuant to the Addendum the effective date was extended from April 15, 2011 to May 16, 2011 to complete the conditions set forth in the Merger Agreement.

A copy of the Addendum is filed as Exhibit 2.2 to this Current Report and is incorporated in its entirety herein.

Section 8 – Other Events

Item 8.01 Other Events

Effective April 20, 2011, the Company’s OTC-BB ticker symbol changed from ACBR to BOLC.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
2.2	Addendum No. 1 to Acquisition Agreement and Plan of Merger by and among Bollente Companies, Inc., Woodmans Lumber and Millworks Peru, and Bollente, Inc. dated May 5, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

BOLLENTE COMPANIES, INC.

By: /s/ Robertson James Orr
Robertson James Orr, President and Chairman of the Board

Date:  May 5, 2011